Exhibit 99.1

MBNA MASTER CREDIT CARD TRUST II SERIES 1994-A

KEY PERFORMANCE FACTORS
May 31, 1998



        Expected B Maturity                         9/15/99


        Blended Coupon                               5.8961%



        Excess Protection Level
          3 Month Average   5.46%
          May, 1998   4.84%
          April, 1998   5.80%
          March, 1998   5.73%


        Cash Yield                                  17.95%


        Investor Charge Offs                         5.01%


        Base Rate                                    8.09%


        Over 35 Day Delinquency                      5.17%


        Seller's Interest                           13.80%


        Total Payment Rate                          13.68%


        Total Principal Balance                     $ 35,599,996,121.04


        Investor Participation Amount               $ 760,000,000.00


        Seller Participation Amount                 $ 4,911,601,602.55